Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
First Quarter 2016

i

ii

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31%
	2016	2015	Change
Summary Income Statement
Interest income	$1,760	$1,528	15.2%
Interest expense	192	181	6.1
Net interest income - taxable equivalent	1,568	1,347	16.4
Less: Taxable-equivalent adjustment	39	35	11.4
Net interest income	1,529	1,312	16.5
Provision for credit losses	184	99	85.9
Net interest income after provision for credit losses	1,345	1,213	10.9
Noninterest income	1,016	997	1.9
Noninterest expense	1,545	1,422	8.6
Income before income taxes	816	788	3.6
Provision for income taxes	246	241	2.1
Net income	570	547	4.2
Noncontrolling interests	6	22	(72.7)
Preferred stock dividends	37	37	—
Net income available to common shareholders	527	488	8.0
Per Common Share Data
Earnings:
Basic	$0.67	$0.68	(1.5)%
Diluted	0.67	0.67	—
Cash dividends declared	0.27	0.24	12.5
Common equity	32.14	30.48	5.4
Tangible common equity (1)	20.36	20.13	1.1

End of period shares outstanding	782,379	723,159	8.2
Weighted average shares:
Basic	781,193	721,639	8.3
Diluted	790,176	731,511	8.0
Performance Ratios
Return on average assets	1.09%	1.18%
Return on average risk-weighted assets	1.38	1.48
Return on average common shareholders' equity	8.45	9.05
Return on average tangible common shareholders' equity (2)	13.87	14.00
Net interest margin - taxable equivalent	3.43	3.33
Fee income ratio-adjusted (3)	40.6	45.8
Efficiency ratio-adjusted (3)	58.3	58.5
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.42%	0.40%
Loans and leases plus foreclosed property	0.67	0.64
Net charge-offs as a percentage of average loans and leases	0.46	0.34
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.10	1.22
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	1.89x	2.45x
Average Balances
Total assets	$210,102	$187,297	12.2%
Total securities (4)	44,580	41,133	8.4
Loans and leases	135,628	120,235	12.8
Deposits	149,867	129,531	15.7
Common shareholders' equity	25,076	21,883	14.6
Shareholders' equity	27,826	24,566	13.3
Period-End Balances
Total assets	$212,405	$189,228	12.2%
Total securities (4)	46,480	42,089	10.4
Loans and leases	136,671	122,027	12.0
Deposits	150,500	131,229	14.7
Common shareholders' equity	25,146	22,039	14.1
Shareholders' equity	28,239	24,738	14.2
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.4%	10.5%
Tier 1	12.2	12.2
Total	14.6	14.4
Leverage	10.1	10.1
Tangible common equity to tangible assets (1)	7.8	8.0
Applicable ratios are annualized.
(1) Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Summary Income Statement
Interest income	$1,760	$1,733	$1,687	$1,525	$1,528
Interest expense	192	191	186	177	181
Net interest income - taxable equivalent	1,568	1,542	1,501	1,348	1,347
Less: Taxable-equivalent adjustment	39	38	37	36	35
Net interest income	1,529	1,504	1,464	1,312	1,312
Provision for credit losses	184	129	103	97	99
Net interest income after provision for credit losses	1,345	1,375	1,361	1,215	1,213
Noninterest income	1,016	1,015	988	1,019	997
Noninterest expense	1,545	1,597	1,594	1,653	1,422
Income before income taxes	816	793	755	581	788
Provision for income taxes	246	251	222	80	241
Net income	570	542	533	501	547
Noncontrolling interests	6	3	4	10	22
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	527	502	492	454	488
Per Common Share Data
Earnings:
Basic	$0.67	$0.64	$0.64	$0.63	$0.68
Diluted	0.67	0.64	0.64	0.62	0.67
Cash dividends declared	0.27	0.27	0.27	0.27	0.24
Common equity	32.14	31.66	31.56	30.64	30.48
Tangible common equity (1)	20.36	19.82	19.77	20.21	20.13

End of period shares outstanding	782,379	780,337	780,150	733,481	723,159
Weighted average shares:
Basic	781,193	780,261	764,435	724,880	721,639
Diluted	790,176	790,244	774,023	734,527	731,511
Performance Ratios
Return on average assets	1.09%	1.03%	1.04%	1.06%	1.18%
Return on average risk-weighted assets	1.38	1.29	1.32	1.32	1.48
Return on average common shareholders' equity	8.45	8.06	8.14	8.20	9.05
Return on average tangible common shareholders' equity (2)	13.87	13.37	13.23	12.76	14.00
Net interest margin - taxable equivalent	3.43	3.35	3.35	3.27	3.33
Fee income ratio-adjusted (3)	40.6	41.8	42.1	46.3	45.8
Efficiency ratio-adjusted (3)	58.3	58.8	59.2	59.2	58.5
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.42%	0.34%	0.36%	0.38%	0.40%
Loans and leases plus foreclosed property	0.67	0.52	0.55	0.60	0.64
Net charge-offs as a percentage of average loans and leases	0.46	0.38	0.32	0.33	0.34
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.10	1.07	1.08	1.19	1.22
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	1.89x	2.53x	2.49x	2.55x	2.45x
Average Balances
Total assets	$210,102	$209,217	$203,531	$189,033	$187,297
Total securities (4)	44,580	43,468	43,048	40,727	41,133
Loans and leases	135,628	136,190	132,499	122,056	120,235
Deposits	149,867	148,491	143,837	131,868	129,531
Common shareholders' equity	25,076	24,736	23,957	22,210	21,883
Shareholders' equity	27,826	27,378	26,612	24,888	24,566
Period-End Balances
Total assets	$212,405	$209,947	$208,809	$191,017	$189,228
Total securities (4)	46,480	43,827	43,494	40,620	42,089
Loans and leases	136,671	136,986	136,967	124,770	122,027
Deposits	150,500	149,124	147,827	132,783	131,229
Common shareholders' equity	25,146	24,703	24,621	22,477	22,039
Shareholders' equity	28,239	27,340	27,264	25,132	24,738
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.4%	10.3%	10.1%	10.4%	10.5%
Tier 1	12.2	11.8	11.7	12.1	12.2
Total	14.6	14.3	14.2	14.2	14.4
Leverage	10.1	9.8	9.9	10.2	10.1
Tangible common equity to tangible assets (1)	7.8	7.7	7.7	8.1	8.0
Applicable ratios are annualized.
(1) Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31		Change
	2016	2015	$	%
Interest Income
Interest and fees on loans and leases	$1,442	$1,237	$205	16.6%
Interest and dividends on securities	255	240	15	6.3
Interest on other earning assets	24	16	8	50.0
Total interest income	1,721	1,493	228	15.3
Interest Expense
Interest on deposits	64	55	9	16.4
Interest on short-term borrowings	2	1	1	100.0
Interest on long-term debt	126	125	1	0.8
Total interest expense	192	181	11	6.1
Net Interest Income	1,529	1,312	217	16.5
Provision for credit losses	184	99	85	85.9
Net Interest Income After Provision for Credit Losses	1,345	1,213	132	10.9
Noninterest Income
Insurance income	419	440	(21)	(4.8)
Service charges on deposits	154	145	9	6.2
Mortgage banking income	91	110	(19)	(17.3)
Investment banking and brokerage fees and commissions	97	94	3	3.2
Trust and investment advisory revenues	62	56	6	10.7
Bankcard fees and merchant discounts	56	50	6	12.0
Checkcard fees	45	39	6	15.4
Operating lease income	34	29	5	17.2
Income from bank-owned life insurance	31	30	1	3.3
FDIC loss share income, net	(60)	(79)	19	(24.1)
Securities gains (losses), net	45	—	45	NM
Other income	42	83	(41)	(49.4)
Total noninterest income	1,016	997	19	1.9
Noninterest Expense
Personnel expense	915	830	85	10.2
Occupancy and equipment expense	191	167	24	14.4
Software expense	51	44	7	15.9
Loan-related expense	32	38	(6)	(15.8)
Outside IT services	41	30	11	36.7
Professional services	22	24	(2)	(8.3)
Amortization of intangibles	32	21	11	52.4
Regulatory charges	30	23	7	30.4
Foreclosed property expense	11	13	(2)	(15.4)
Merger-related and restructuring charges, net	23	13	10	76.9
Loss (gain) on early extinguishment of debt	(1)	—	(1)	NM
Other expense	198	219	(21)	(9.6)
Total noninterest expense	1,545	1,422	123	8.6
Earnings
Income before income taxes	816	788	28	3.6
Provision for income taxes	246	241	5	2.1
Net income	570	547	23	4.2
Noncontrolling interests	6	22	(16)	(72.7)
Preferred stock dividends	37	37	—	—
Net income available to common shareholders	$527	$488	$39	8.0%
Earnings Per Common Share
Basic	$0.67	$0.68	(0.01)	(1.5)%
Diluted	0.67	0.67	—	—
Weighted Average Shares Outstanding
Basic	781,193	721,639	59,554	8.3
Diluted	790,176	731,511	58,665	8.0
NM - not meaningful.

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Interest Income
Interest and fees on loans and leases	$1,442	$1,449	$1,412	$1,249	$1,237
Interest and dividends on securities	255	237	232	232	240
Interest on other earning assets	24	9	6	8	16
Total interest income	1,721	1,695	1,650	1,489	1,493
Interest Expense
Interest on deposits	64	62	61	55	55
Interest on short-term borrowings	2	1	1	1	1
Interest on long-term debt	126	128	124	121	125
Total interest expense	192	191	186	177	181
Net Interest Income	1,529	1,504	1,464	1,312	1,312
Provision for credit losses	184	129	103	97	99
Net Interest Income After Provision for Credit Losses	1,345	1,375	1,361	1,215	1,213
Noninterest Income
Insurance income	419	380	354	422	440
Service charges on deposits	154	165	167	154	145
Mortgage banking income	91	104	111	130	110
Investment banking and brokerage fees and commissions	97	91	105	108	94
Trust and investment advisory revenues	62	64	63	57	56
Bankcard fees and merchant discounts	56	56	57	55	50
Checkcard fees	45	47	45	43	39
Operating lease income	34	33	32	30	29
Income from bank-owned life insurance	31	27	29	27	30
FDIC loss share income, net	(60)	(52)	(58)	(64)	(79)
Securities gains (losses), net	45	—	(2)	(1)	—
Other income	42	100	85	58	83
Total noninterest income	1,016	1,015	988	1,019	997
Noninterest Expense
Personnel expense	915	893	882	864	830
Occupancy and equipment expense	191	192	183	166	167
Software expense	51	52	50	46	44
Loan-related expense	32	37	38	37	38
Outside IT services	41	41	35	29	30
Professional services	22	29	42	35	24
Amortization of intangibles	32	32	29	23	21
Regulatory charges	30	28	25	25	23
Foreclosed property expense	11	11	15	14	13
Merger-related and restructuring charges, net	23	50	77	25	13
Loss (gain) on early extinguishment of debt	(1)	—	—	172	—
Other expense	198	232	218	217	219
Total noninterest expense	1,545	1,597	1,594	1,653	1,422
Earnings
Income before income taxes	816	793	755	581	788
Provision for income taxes	246	251	222	80	241
Net income	570	542	533	501	547
Noncontrolling interests	6	3	4	10	22
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	$527	$502	$492	$454	$488
Earnings Per Common Share
Basic	$0.67	$0.64	$0.64	$0.63	$0.68
Diluted	0.67	0.64	0.64	0.62	0.67
Weighted Average Shares Outstanding
Basic	781,193	780,261	764,435	724,880	721,639
Diluted	790,176	790,244	774,023	734,527	731,511

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Community Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$530	$493	$450	$432	$426
Net intersegment interest income (expense)	389	362	322	305	283
Segment net interest income	919	855	772	737	709
Allocated provision (benefit) for credit losses	(10)	39	4	11	13
Noninterest income	288	301	304	290	271
Intersegment net referral fees (expenses)	30	30	35	39	31
Noninterest expense	422	404	382	373	358
Amortization of intangibles	5	5	5	7	6
Allocated corporate expenses	332	309	305	306	305
Income (loss) before income taxes	488	429	415	369	329
Provision (benefit) for income taxes	178	157	152	135	120
Segment net income (loss)	$310	$272	$263	$234	$209
Identifiable segment assets (period end)	$66,504	$68,245	$57,494	$56,911	$55,277

	Quarter Ended
Residential Mortgage Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$332	$336	$337	$343	$341
Net intersegment interest income (expense)	(227)	(225)	(221)	(227)	(232)
Segment net interest income	105	111	116	116	109
Allocated provision (benefit) for credit losses	11	8	10	3	(12)
Noninterest income	71	78	93	100	84
Intersegment net referral fees (expenses)	—	1	1	(1)	1
Noninterest expense	76	78	85	78	80
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	26	25	22	23	23
Income (loss) before income taxes	63	79	93	111	103
Provision (benefit) for income taxes	24	30	35	42	39
Segment net income (loss)	$39	$49	$58	$69	$64
Identifiable segment assets (period end)	$33,208	$33,407	$32,973	$34,218	$34,323

	Quarter Ended
Dealer Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$229	$231	$221	$216	$213
Net intersegment interest income (expense)	(40)	(39)	(38)	(38)	(38)
Segment net interest income	189	192	183	178	175
Allocated provision (benefit) for credit losses	76	77	67	48	61
Noninterest income	1	—	—	—	—
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	35	40	38	41	32
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	11	9	10	10	9
Income (loss) before income taxes	68	66	68	79	73
Provision (benefit) for income taxes	26	25	26	30	28
Segment net income (loss)	$42	$41	$42	$49	$45
Identifiable segment assets (period end)	$14,692	$15,130	$13,794	$13,906	$14,012

	Quarter Ended
Specialized Lending	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$178	$178	$171	$153	$146
Net intersegment interest income (expense)	(68)	(65)	(62)	(56)	(54)
Segment net interest income	110	113	109	97	92
Allocated provision (benefit) for credit losses	18	12	8	11	12
Noninterest income	65	71	58	71	61
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	65	71	62	64	57
Amortization of intangibles	1	1	1	1	1
Allocated corporate expenses	18	16	17	15	15
Income (loss) before income taxes	73	84	79	77	68
Provision (benefit) for income taxes	17	21	19	19	15
Segment net income (loss)	$56	$63	$60	$58	$53
Identifiable segment assets (period end)	$18,186	$18,274	$17,700	$17,108	$16,137
Lines of business results are preliminary.

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Insurance Holdings	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$—	$—	$1	$—	$1
Net intersegment interest income (expense)	1	2	2	1	2
Segment net interest income	1	2	3	1	3
Allocated provision (benefit) for credit losses	—	—	—	—	—
Noninterest income	421	388	353	425	442
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	299	295	284	310	302
Amortization of intangibles	11	12	12	11	12
Allocated corporate expenses	28	24	25	25	25
Income (loss) before income taxes	84	59	35	80	106
Provision (benefit) for income taxes	31	23	14	27	34
Segment net income (loss)	$53	$36	$21	$53	$72
Identifiable segment assets (period end)	$2,800	$2,804	$2,668	$2,907	$2,811

	Quarter Ended
Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$62	$60	$54	$53	$50
Net intersegment interest income (expense)	88	85	81	76	71
Segment net interest income	150	145	135	129	121
Allocated provision (benefit) for credit losses	90	(2)	21	23	24
Noninterest income	197	210	225	212	202
Intersegment net referral fees (expenses)	3	11	5	3	3
Noninterest expense	181	168	176	177	162
Amortization of intangibles	1	1	1	—	1
Allocated corporate expenses	37	34	34	34	34
Income (loss) before income taxes	41	165	133	110	105
Provision (benefit) for income taxes	15	62	50	42	39
Segment net income (loss)	$26	$103	$83	$68	$66
Identifiable segment assets (period end)	$17,816	$16,429	$15,493	$14,543	$14,067

	Quarter Ended
Other, Treasury & Corporate (1)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$198	$206	$230	$115	$135
Net intersegment interest income (expense)	(143)	(120)	(84)	(61)	(32)
Segment net interest income	55	86	146	54	103
Allocated provision (benefit) for credit losses	(1)	(5)	(7)	1	1
Noninterest income	(27)	(33)	(45)	(79)	(63)
Intersegment net referral fees (expenses)	(33)	(42)	(41)	(41)	(35)
Noninterest expense	435	509	538	587	410
Amortization of intangibles	14	13	10	4	1
Allocated corporate expenses	(452)	(417)	(413)	(413)	(411)
Income (loss) before income taxes	(1)	(89)	(68)	(245)	4
Provision (benefit) for income taxes	(45)	(67)	(74)	(215)	(34)
Segment net income (loss)	$44	$(22)	$6	$(30)	$38
Identifiable segment assets (period end)	$59,199	$55,658	$68,687	$51,424	$52,601

	Quarter Ended
Total BB&T Corporation	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Net interest income (expense)	$1,529	$1,504	$1,464	$1,312	$1,312
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,529	1,504	1,464	1,312	1,312
Allocated provision (benefit) for credit losses	184	129	103	97	99
Noninterest income	1,016	1,015	988	1,019	997
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	1,513	1,565	1,565	1,630	1,401
Amortization of intangibles	32	32	29	23	21
Allocated corporate expenses	—	—	—	—	—
Income (loss) before income taxes	816	793	755	581	788
Provision (benefit) for income taxes	246	251	222	80	241
Segment net income (loss)	$570	$542	$533	$501	$547
Identifiable segment assets (period end)	$212,405	$209,947	$208,809	$191,017	$189,228
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)
	As of March 31		Change
	2016	2015	$	%
Assets
Cash and due from banks	$1,825	$1,452	$373	25.7%
Interest-bearing deposits with banks	786	325	461	141.8
Federal funds sold and similar arrangements	167	222	(55)	(24.8)
Restricted cash	666	513	153	29.8
Securities available for sale at fair value	27,129	21,674	5,455	25.2
Securities held to maturity at amortized cost	19,351	20,415	(1,064)	(5.2)
Loans and leases:
Commercial:
Commercial and industrial	48,727	42,294	6,433	15.2
Commercial real estate-income producing properties	13,728	10,719	3,009	28.1
Commercial real estate-construction and development	3,416	2,655	761	28.7
Dealer floor plan	1,266	1,008	258	25.6
Direct retail lending	11,085	8,288	2,797	33.7
Sales finance	9,784	9,605	179	1.9
Revolving credit	2,449	2,390	59	2.5
Residential mortgage	29,998	30,533	(535)	(1.8)
Other lending subsidiaries	13,587	11,304	2,283	20.2
Acquired from FDIC and PCI	1,056	1,110	(54)	(4.9)
Total loans and leases held for investment	135,096	119,906	15,190	12.7
Loans held for sale	1,575	2,121	(546)	(25.7)
Total loans and leases	136,671	122,027	14,644	12.0
Allowance for loan and lease losses	(1,488)	(1,464)	(24)	1.6
Premises and equipment	2,001	1,879	122	6.5
Goodwill	8,559	6,950	1,609	23.2
Core deposit and other intangible assets	656	530	126	23.8
Mortgage servicing rights at fair value	860	764	96	12.6
Other assets	15,222	13,941	1,281	9.2
Total assets	$212,405	$189,228	$23,177	12.2%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	47,258	41,414	5,844	14.1%
Interest checking	25,915	21,070	4,845	23.0
Money market and savings	60,349	53,198	7,151	13.4
Time deposits	16,978	15,547	1,431	9.2
Total deposits	150,500	131,229	19,271	14.7
Short-term borrowings	4,130	3,130	1,000	31.9
Long-term debt	22,823	23,437	(614)	(2.6)
Accounts payable and other liabilities	6,713	6,694	19	0.3
Total liabilities	184,166	164,490	19,676	12.0
Shareholders' equity:
Preferred stock	3,054	2,603	451	17.3
Common stock	3,912	3,616	296	8.2
Additional paid-in capital	8,360	6,524	1,836	28.1
Retained earnings	13,791	12,632	1,159	9.2
Accumulated other comprehensive loss	(917)	(733)	(184)	25.1
Noncontrolling interests	39	96	(57)	(59.4)
Total shareholders' equity	28,239	24,738	3,501	14.2
Total liabilities and shareholders' equity	$212,405	$189,228	$23,177	12.2%

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)
	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Assets
Cash and due from banks	$1,825	$2,123	$1,538	$1,607	$1,452
Interest-bearing deposits with banks	786	1,435	1,115	824	325
Federal funds sold and similar arrangements	167	153	127	190	222
Restricted cash	666	456	578	379	513
Securities available for sale at fair value	27,129	25,297	24,249	21,183	21,674
Securities held to maturity at amortized cost	19,351	18,530	19,245	19,437	20,415
Loans and leases:
Commercial:
Commercial and industrial	48,727	48,430	48,095	43,607	42,294
Commercial real estate-income producing properties	13,728	13,421	13,313	11,132	10,719
Commercial real estate-construction and development	3,416	3,732	3,807	2,874	2,655
Dealer floor plan	1,266	1,215	1,093	1,066	1,008
Direct retail lending	11,085	11,140	10,626	8,675	8,288
Sales finance	9,784	10,327	10,772	9,427	9,605
Revolving credit	2,449	2,510	2,429	2,407	2,390
Residential mortgage	29,998	30,533	31,070	30,054	30,533
Other lending subsidiaries	13,587	13,521	13,235	12,067	11,304
Acquired from FDIC and PCI	1,056	1,122	1,075	992	1,110
Total loans and leases held for investment	135,096	135,951	135,515	122,301	119,906
Loans held for sale	1,575	1,035	1,452	2,469	2,121
Total loans and leases	136,671	136,986	136,967	124,770	122,027
Allowance for loan and lease losses	(1,488)	(1,460)	(1,458)	(1,457)	(1,464)
Premises and equipment	2,001	2,007	2,038	1,900	1,879
Goodwill	8,559	8,548	8,498	7,141	6,950
Core deposit and other intangible assets	656	686	700	514	530
Mortgage servicing rights at fair value	860	880	848	912	764
Other assets	15,222	14,306	14,364	13,617	13,941
Total assets	$212,405	$209,947	$208,809	$191,017	$189,228
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$47,258	$45,695	$44,700	$42,234	$41,414
Interest checking	25,915	25,410	23,574	20,843	21,070
Money market and savings	60,349	60,461	61,689	55,269	53,198
Time deposits	16,978	17,558	17,864	14,437	15,547
Total deposits	150,500	149,124	147,827	132,783	131,229
Short-term borrowings	4,130	3,593	2,581	3,883	3,130
Long-term debt	22,823	23,769	24,883	23,271	23,437
Accounts payable and other liabilities	6,713	6,121	6,254	5,948	6,694
Total liabilities	184,166	182,607	181,545	165,885	164,490
Shareholders' equity:
Preferred stock	3,054	2,603	2,603	2,603	2,603
Common stock	3,912	3,902	3,901	3,667	3,616
Additional paid-in capital	8,360	8,365	8,344	6,667	6,524
Retained earnings	13,791	13,464	13,172	12,891	12,632
Accumulated other comprehensive loss	(917)	(1,028)	(796)	(748)	(733)
Noncontrolling interests	39	34	40	52	96
Total shareholders' equity	28,239	27,340	27,264	25,132	24,738
Total liabilities and shareholders' equity	$212,405	$209,947	$208,809	$191,017	$189,228

BB&T Corporation
Average Balance Sheets
(Dollars in millions)
	Quarter Ended
	March 31		Change
	2016	2015	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,777	$2,497	$280	11.2%
U.S. government-sponsored entities (GSE)	5,065	5,394	(329)	(6.1)
Mortgage-backed securities issued by GSE	33,774	29,679	4,095	13.8
States and political subdivisions	1,989	1,823	166	9.1
Non-agency mortgage-backed	166	228	(62)	(27.2)
Other	62	643	(581)	(90.4)
Acquired from FDIC	747	869	(122)	(14.0)
Total securities	44,580	41,133	3,447	8.4
Other earning assets	3,404	1,999	1,405	70.3
Loans and leases:
Commercial:
Commercial and industrial	48,013	41,448	6,565	15.8
CRE-income producing properties	13,490	10,680	2,810	26.3
CRE-construction and development	3,619	2,734	885	32.4
Dealer floor plan	1,239	1,040	199	19.1
Direct retail lending	11,107	8,191	2,916	35.6
Sales finance	10,049	9,458	591	6.2
Revolving credit	2,463	2,385	78	3.3
Residential mortgage	29,864	30,427	(563)	(1.9)
Other lending subsidiaries	13,439	11,318	2,121	18.7
Acquired from FDIC and PCI	1,098	1,156	(58)	(5.0)
Total loans and leases held for investment	134,381	118,837	15,544	13.1
Loans held for sale	1,247	1,398	(151)	(10.8)
Total loans and leases	135,628	120,235	15,393	12.8
Total earning assets	183,612	163,367	20,245	12.4
Nonearning assets	26,490	23,930	2,560	10.7
Total assets	$210,102	$187,297	$22,805	12.2%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$46,203	$39,701	$6,502	16.4%
Interest checking	25,604	20,623	4,981	24.2
Money market and savings	60,424	51,644	8,780	17.0
Time deposits	16,884	17,000	(116)	(0.7)
Foreign office deposits - interest-bearing	752	563	189	33.6
Total deposits	149,867	129,531	20,336	15.7
Short-term borrowings	2,771	3,539	(768)	(21.7)
Long-term debt	22,907	23,043	(136)	(0.6)
Accounts payable and other liabilities	6,731	6,618	113	1.7
Total liabilities	182,276	162,731	19,545	12.0
Shareholders' equity	27,826	24,566	3,260	13.3
Total liabilities and shareholders' equity	$210,102	$187,297	$22,805	12.2%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,777	$2,794	$2,745	$2,561	$2,497
U.S. government-sponsored entities (GSE)	5,065	5,165	5,395	5,400	5,394
Mortgage-backed securities issued by GSE	33,774	32,442	31,329	29,245	29,679
States and political subdivisions	1,989	2,019	1,975	1,834	1,823
Non-agency mortgage-backed	166	201	211	220	228
Other	62	64	579	623	643
Acquired from FDIC	747	783	814	844	869
Total securities	44,580	43,468	43,048	40,727	41,133
Other earning assets	3,404	3,493	2,917	2,645	1,999
Loans and leases:
Commercial:
Commercial and industrial	48,013	48,047	46,462	42,541	41,448
CRE-income producing properties	13,490	13,264	12,514	10,730	10,680
CRE-construction and development	3,619	3,766	3,502	2,767	2,734
Dealer floor plan	1,239	1,164	1,056	1,010	1,040
Direct retail lending	11,107	10,896	9,926	8,449	8,191
Sales finance	10,049	10,533	10,386	9,507	9,458
Revolving credit	2,463	2,458	2,421	2,365	2,385
Residential mortgage	29,864	30,334	30,384	29,862	30,427
Other lending subsidiaries	13,439	13,281	12,837	11,701	11,318
Acquired from FDIC and PCI	1,098	1,070	1,052	1,055	1,156
Total loans and leases held for investment	134,381	134,813	130,540	119,987	118,837
Loans held for sale	1,247	1,377	1,959	2,069	1,398
Total loans and leases	135,628	136,190	132,499	122,056	120,235
Total earning assets	183,612	183,151	178,464	165,428	163,367
Nonearning assets	26,490	26,066	25,067	23,605	23,930
Total assets	$210,102	$209,217	$203,531	$189,033	$187,297
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$46,203	$45,824	$44,153	$41,502	$39,701
Interest checking	25,604	24,157	22,593	20,950	20,623
Money market and savings	60,424	61,431	59,306	53,852	51,644
Time deposits	16,884	16,981	16,837	14,800	17,000
Foreign office deposits - interest-bearing	752	98	948	764	563
Total deposits	149,867	148,491	143,837	131,868	129,531
Short-term borrowings	2,771	2,698	3,572	3,080	3,539
Long-term debt	22,907	24,306	23,394	22,616	23,043
Accounts payable and other liabilities	6,731	6,344	6,116	6,581	6,618
Total liabilities	182,276	181,839	176,919	164,145	162,731
Shareholders' equity	27,826	27,378	26,612	24,888	24,566
Total liabilities and shareholders' equity	$210,102	$209,217	$203,531	$189,033	$187,297
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	March 31, 2016			December 31, 2015
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,777	$12	1.70%	$2,794	$12	1.67%
U.S. government-sponsored entities (GSE)	5,065	27	2.11	5,165	27	2.12
Mortgage-backed securities issued by GSE	33,774	167	1.98	32,442	156	1.94
States and political subdivisions	1,989	26	5.30	2,019	28	5.42
Non-agency mortgage-backed	166	3	8.27	201	5	8.53
Other	62	—	1.57	64	—	1.25
Acquired from FDIC	747	32	17.20	783	22	11.34
Total securities	44,580	267	2.40	43,468	250	2.30
Other earning assets	3,404	25	2.87	3,493	8	0.90
Loans and leases:
Commercial:
Commercial and industrial	48,013	392	3.29	48,047	387	3.20
CRE-income producing properties	13,490	127	3.77	13,264	135	4.02
CRE-construction and development	3,619	34	3.75	3,766	36	3.80
Dealer floor plan	1,239	6	2.02	1,164	6	1.89
Direct retail lending	11,107	118	4.23	10,896	108	3.97
Sales finance	10,049	75	3.01	10,533	76	2.86
Revolving credit	2,463	54	8.82	2,458	55	8.81
Residential mortgage	29,864	305	4.10	30,334	316	4.17
Other lending subsidiaries	13,439	286	8.56	13,281	287	8.57
Acquired from FDIC and PCI	1,098	59	21.69	1,070	56	20.85
Total loans and leases held for investment	134,381	1,456	4.35	134,813	1,462	4.31
Loans held for sale	1,247	12	3.77	1,377	13	3.73
Total loans and leases	135,628	1,468	4.35	136,190	1,475	4.31
Total earning assets	183,612	1,760	3.85	183,151	1,733	3.77
Nonearning assets	26,490			26,066
Total assets	$210,102			$209,217
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$25,604	8	0.13	$24,157	6	0.09
Money market and savings	60,424	32	0.21	61,431	32	0.21
Time deposits	16,884	23	0.55	16,981	24	0.58
Foreign office deposits - interest-bearing	752	1	0.36	98	—	0.34
Total interest-bearing deposits	103,664	64	0.25	102,667	62	0.24
Short-term borrowings	2,771	2	0.36	2,698	1	0.17
Long-term debt	22,907	126	2.19	24,306	128	2.11
Total interest-bearing liabilities	129,342	192	0.60	129,671	191	0.59
Noninterest-bearing deposits	46,203			45,824
Accounts payable and other liabilities	6,731			6,344
Shareholders' equity	27,826			27,378
Total liabilities and shareholders' equity	$210,102			$209,217
Average interest-rate spread			3.25			3.18

Net interest income/ net interest margin		$1,568	3.43%		$1,542	3.35%
Taxable-equivalent adjustment		$39			$38
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	September 30, 2015			June 30, 2015			March 31, 2015
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,745	$11	1.60%	$2,561	$10	1.56%	$2,497	$9	1.49%
U.S. government-sponsored entities (GSE)	5,395	29	2.13	5,400	28	2.13	5,394	29	2.13
Mortgage-backed securities issued by GSE	31,329	147	1.89	29,245	149	2.05	29,679	153	2.04
States and political subdivisions	1,975	27	5.49	1,834	27	5.80	1,823	26	5.80
Non-agency mortgage-backed	211	4	8.45	220	5	7.88	228	4	7.87
Other	579	3	1.42	623	2	1.11	643	2	1.39
Acquired from FDIC	814	24	11.57	844	24	11.36	869	31	14.46
Total securities	43,048	245	2.27	40,727	245	2.41	41,133	254	2.47
Other earning assets	2,917	7	0.97	2,645	7	1.19	1,999	16	3.13
Loans and leases:
Commercial:
Commercial and industrial	46,462	386	3.30	42,541	335	3.15	41,448	326	3.19
CRE-income producing properties	12,514	118	3.74	10,730	90	3.37	10,680	89	3.39
CRE-construction and development	3,502	33	3.73	2,767	23	3.31	2,734	22	3.32
Dealer floor plan	1,056	4	1.91	1,010	5	1.81	1,040	5	1.80
Direct retail lending	9,926	105	4.18	8,449	86	4.04	8,191	82	4.08
Sales finance	10,386	83	3.14	9,507	64	2.70	9,458	63	2.72
Revolving credit	2,421	53	8.70	2,365	51	8.68	2,385	52	8.85
Residential mortgage	30,384	319	4.18	29,862	308	4.14	30,427	312	4.11
Other lending subsidiaries	12,837	276	8.56	11,701	255	8.72	11,318	249	8.92
Acquired from FDIC and PCI	1,052	40	14.87	1,055	38	14.66	1,156	45	15.85
Total loans and leases held for investment	130,540	1,417	4.31	119,987	1,255	4.19	118,837	1,245	4.24
Loans held for sale	1,959	18	3.75	2,069	18	3.48	1,398	13	3.61
Total loans and leases	132,499	1,435	4.31	122,056	1,273	4.18	120,235	1,258	4.23
Total earning assets	178,464	1,687	3.76	165,428	1,525	3.69	163,367	1,528	3.77
Nonearning assets	25,067			23,605			23,930
Total assets	$203,531			$189,033			$187,297
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$22,593	4	0.08	$20,950	4	0.08	$20,623	4	0.07
Money market and savings	59,306	30	0.20	53,852	23	0.18	51,644	22	0.17
Time deposits	16,837	26	0.61	14,800	28	0.72	17,000	29	0.71
Foreign office deposits - interest-bearing	948	1	0.13	764	—	0.09	563	—	0.08
Total interest-bearing deposits	99,684	61	0.24	90,366	55	0.24	89,830	55	0.25
Short-term borrowings	3,572	2	0.15	3,080	1	0.16	3,539	1	0.11
Long-term debt	23,394	123	2.12	22,616	121	2.14	23,043	125	2.18
Total interest-bearing liabilities	126,650	186	0.59	116,062	177	0.61	116,412	181	0.63
Noninterest-bearing deposits	44,153			41,502			39,701
Accounts payable and other liabilities	6,116			6,581			6,618
Shareholders' equity	26,612			24,888			24,566
Total liabilities and shareholders' equity	$203,531			$189,033			$187,297
Average interest-rate spread			3.17			3.08			3.14

Net interest income/ net interest margin		$1,501	3.35%		$1,348	3.27%		$1,347	3.33%
Taxable-equivalent adjustment		$37			$36			$35
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$442	$237	$211	$198	$230
CRE-income producing properties	48	38	45	59	63
CRE-construction and development	11	13	24	16	18
Dealer floor plan	—	—	7	7	—
Direct retail lending	51	43	39	41	47
Sales finance	7	7	6	6	7
Residential mortgage (2)	163	173	196	188	183
Other lending subsidiaries	64	65	57	57	51
Total nonaccrual loans and leases held for investment (2)	786	576	585	572	599
Foreclosed real estate	66	82	85	86	90
Foreclosed real estate-acquired from FDIC and PCI	23	26	45	47	53
Other foreclosed property	28	28	29	24	23
Total nonperforming assets (1)(2)	$903	$712	$744	$729	$765
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$52	$49	$54	$75	$54
CRE-income producing properties	18	13	12	21	15
CRE-construction and development	13	16	14	23	25
Direct retail lending	70	72	75	81	84
Sales finance	17	17	18	18	18
Revolving credit	32	33	34	36	38
Residential mortgage-nonguaranteed	281	288	275	273	269
Residential mortgage-government guaranteed	317	316	321	328	325
Other lending subsidiaries	181	178	173	172	168
Total performing TDRs (3)	$981	$982	$976	$1,027	$996
Loans 90 Days or More Past Due and Still Accruing
Direct retail lending	$6	$7	$12	$10	$9
Sales finance	4	5	4	4	3
Revolving credit	10	10	9	9	10
Residential mortgage-nonguaranteed	55	55	61	60	59
Residential mortgage-government guaranteed (4)	111	121	128	154	157
Acquired from FDIC and PCI	100	114	167	124	154
Total loans 90 days past due and still accruing (4)	$286	$312	$381	$361	$392
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$27	$36	$26	$16	$20
CRE-income producing properties	7	13	6	4	7
CRE-construction and development	6	9	2	3	2
Direct retail lending	48	58	46	41	40
Sales finance	53	72	63	53	49
Revolving credit	18	22	20	19	19
Residential mortgage-nonguaranteed	350	397	368	362	356
Residential mortgage-government guaranteed (5)	64	75	73	74	68
Other lending subsidiaries	207	304	274	230	151
Acquired from FDIC and PCI	43	42	28	31	47
Total loans 30-89 days past due (5)	$823	$1,028	$906	$833	$759
Excludes loans held for sale.
(1) Loans acquired from the FDIC and PCI are accounted for using the accretion method.
(2) During the first quarter of 2016, approximately $32 million of nonaccrual residential mortgage loans were sold. During the fourth quarter of 2015, approximately $50 million of nonaccrual residential mortgage loans were sold.

(3) Excludes TDRs that are nonperforming totaling $172 million, $146 million, $154 million, $127 million, and $127 million at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. These amounts are included in total nonperforming assets.

(4) Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $323 million, $365 million, $353 million, $338 million and $361 million at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(5) Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $2 million, $3 million, $3 million and $2 million at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Allowance for Credit Losses
Beginning balance	$1,550	$1,551	$1,535	$1,532	$1,534
Provision for credit losses (excluding loans acquired from FDIC and PCI)	182	128	100	97	105
Provision (benefit) for loans acquired from FDIC and PCI	2	1	3	—	(6)
Charge-offs:
Commercial:
Commercial and industrial	(56)	(19)	(16)	(32)	(14)
CRE—income producing properties	(2)	(3)	(4)	(4)	(9)
CRE—construction and development	—	(1)	(1)	—	(2)
Direct retail lending	(13)	(14)	(15)	(13)	(12)
Sales finance	(8)	(10)	(5)	(5)	(6)
Revolving credit	(19)	(16)	(17)	(19)	(18)
Residential mortgage-nonguaranteed	(7)	(14)	(7)	(8)	(11)
Residential mortgage-government guaranteed	(1)	(2)	(3)	(1)	—
Other lending subsidiaries	(92)	(85)	(77)	(57)	(67)
Acquired from FDIC and PCI	—	—	—	—	(1)
Total charge-offs	(198)	(164)	(145)	(139)	(140)
Recoveries:
Commercial:
Commercial and industrial	12	8	8	13	8
CRE—income producing properties	3	1	3	1	2
CRE—construction and development	1	2	3	2	4
Direct retail lending	7	6	8	7	8
Sales finance	3	2	2	2	3
Revolving credit	5	5	5	5	5
Residential mortgage-nonguaranteed	1	1	1	1	—
Other lending subsidiaries	12	9	8	10	9
Total recoveries	44	34	38	41	39
Net charge-offs	(154)	(130)	(107)	(98)	(101)
Other	—	—	20	4	—
Ending balance	$1,580	$1,550	$1,551	$1,535	$1,532
Allowance for Credit Losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC and PCI)	$1,425	$1,399	$1,398	$1,400	$1,407
Allowance for loans acquired from the FDIC and PCI	63	61	60	57	57
Reserve for unfunded lending commitments	92	90	93	78	68
Total	$1,580	$1,550	$1,551	$1,535	$1,532

BB&T Corporation
Credit Quality
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Asset Quality Ratios (Including Acquired From FDIC and PCI)
Loans 30-89 days past due and still accruing as a percentage of loans and leases (1)	0.61%	0.76%	0.67%	0.68%	0.63%
Loans 90 days or more past due and still accruing as a percentage of loans and leases (1)	0.21	0.23	0.28	0.29	0.33
Nonperforming loans and leases as a percentage of loans and leases	0.58	0.42	0.43	0.47	0.50
Nonperforming assets as a percentage of:
Total assets	0.42	0.34	0.36	0.38	0.40
Loans and leases plus foreclosed property	0.67	0.52	0.55	0.60	0.64
Net charge-offs as a percentage of average loans and leases	0.46	0.38	0.32	0.33	0.34
Allowance for loan and lease losses as a percentage of loans and leases	1.10	1.07	1.08	1.19	1.22
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.40 X	2.83 X	3.44 X	3.71 X	3.60 X
Nonperforming loans and leases	1.89 X	2.53 X	2.49 X	2.55 X	2.45 X
Asset Quality Ratios (Excluding Acquired From FDIC and PCI) (2)
Loans 90 days or more past due and still accruing as a percentage of loans and leases (1)	0.14%	0.15%	0.16%	0.19%	0.20%
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1) Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.

(2) These asset quality ratios have been adjusted to remove the impact of assets acquired from the FDIC and PCI. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of assets acquired from the FDIC and PCI in certain asset quality ratios results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were subject to different accounting requirements.

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)
	As of March 31, 2016
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$51	98.1%	$1	1.9%	$—	—%	$52
CRE—income producing properties	18	100.0	—	—	—	—	18
CRE—construction and development	13	100.0	—	—	—	—	13
Direct retail lending	68	97.1	2	2.9	—	—	70
Sales finance	16	94.1	1	5.9	—	—	17
Revolving credit	28	87.5	3	9.4	1	3.1	32
Residential mortgage—nonguaranteed	236	84.0	40	14.2	5	1.8	281
Residential mortgage—government guaranteed	188	59.3	56	17.7	73	23.0	317
Other lending subsidiaries	159	87.8	22	12.2	—	—	181
Total performing TDRs	777	79.2	125	12.7	79	8.1	981
Nonperforming TDRs (2)	96	55.8	19	11.1	57	33.1	172
Total TDRs	$873	75.7	$144	12.5	$136	11.8	$1,153

			Quarter Ended
			March 31	Dec. 31	Sept. 30	June 30	March 31
			2016	2015	2015	2015	2015
Net charge-offs as a percentage of average loans and leases:
Commercial:
Commercial and industrial			0.37%	0.09%	0.07%	0.18%	0.06%
CRE—income producing properties			(0.02)	0.05	0.03	0.11	0.28
CRE—construction and development			(0.12)	(0.10)	(0.25)	(0.20)	(0.36)
Direct retail lending			0.24	0.30	0.29	0.29	0.18
Sales finance			0.21	0.28	0.12	0.11	0.14
Revolving credit			2.19	1.85	1.88	2.24	2.32
Residential mortgage			0.09	0.19	0.11	0.12	0.15
Other lending subsidiaries			2.39	2.30	2.12	1.60	2.07
Acquired from FDIC and PCI			—	0.14	0.19	—	0.10
Total loans and leases			0.46	0.38	0.32	0.33	0.34
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Selected Capital Information
Risk-based capital:
Common equity tier 1	$17,320	$17,081	$16,822	$16,031	$15,755
Tier 1	20,372	19,682	19,422	18,633	18,320
Total	24,353	23,753	23,612	21,896	21,654
Risk-weighted assets	166,575	166,611	165,990	154,493	150,092
Average quarterly tangible assets	202,199	201,541	195,623	182,444	180,790
Risk-based capital ratios:
Common equity tier 1	10.4%	10.3%	10.1%	10.4%	10.5%
Tier 1	12.2	11.8	11.7	12.1	12.2
Total	14.6	14.3	14.2	14.2	14.4
Leverage capital ratio	10.1	9.8	9.9	10.2	10.1
Equity as a percentage of total assets	13.3	13.0	13.1	13.2	13.1
Common equity per common share	$32.14	$31.66	$31.56	$30.64	$30.48

Selected Non-GAAP Capital Information (1)
Tangible common equity as a percentage of tangible assets	7.8%	7.7%	7.7%	8.1%	8.0%
Tangible common equity per common share	$20.36	$19.82	$19.77	$20.21	$20.13

Calculations of Tangible Common Equity, Tangible Assets and Related Measures: (1)
Total shareholders' equity	$28,239	$27,340	$27,264	$25,132	$24,738
Less:
Preferred stock	3,054	2,603	2,603	2,603	2,603
Noncontrolling interests	39	34	40	52	96
Intangible assets	9,215	9,234	9,198	7,655	7,480
Tangible common equity	$15,931	$15,469	$15,423	$14,822	$14,559
Total assets	$212,405	$209,947	$208,809	$191,017	$189,228
Less:
Intangible assets	9,215	9,234	9,198	7,655	7,480
Tangible assets	$203,190	$200,713	$199,611	$183,362	$181,748
Tangible Common Equity as a Percentage of Tangible Assets	7.8%	7.7%	7.7%	8.1%	8.0%
Tangible common equity	$15,931	$15,469	$15,423	$14,822	$14,559

Outstanding shares at end of period (in thousands)	782,379	780,337	780,150	733,481	723,159

Tangible Common Equity Per Common Share	$20.36	$19.82	$19.77	$20.21	$20.13
(1) Tangible common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax
First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			$(28)	$(17)

Fourth Quarter 2015
None				N/A	N/A

Third Quarter 2015
None				N/A	N/A

Second Quarter 2015
Gain on sale of American Coastal, excluding goodwill				23	15
Allocation of non-deductible goodwill to American Coastal				(49)	(49)
Net loss on sale of American Coastal	Other income			(26)	(34)

Loss on early extinguishment of debt	Debt extinguishment charges			(172)	(107)
Income tax adjustment	Provision for income taxes			N/A	107

First Quarter 2015
None				N/A	N/A

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2016	2015	2015	2015	2015
Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(134)	$31	$(89)	$142	$(71)
MSRs hedge gains (losses)	143	(24)	94	(119)	81
Net	$9	$7	$5	$23	$10
Residential mortgage loan originations	$3,602	$3,535	$5,039	$5,498	$4,035

Residential mortgage servicing portfolio (1):
Loans serviced for others	90,541	91,132	90,446	89,235	89,192
Bank-owned loans serviced	30,962	31,037	32,134	31,927	31,887
Total servicing portfolio	121,503	122,169	122,580	121,162	121,079

Weighted-average coupon rate	4.11%	4.12%	4.13%	4.15%	4.18%
Weighted-average servicing fee	0.285	0.286	0.287	0.289	0.291
Selected Miscellaneous Information
Derivatives notional amount	$70,658	$67,525	$72,978	$76,205	$77,592
Fair value of derivatives, net	224	178	286	177	185
AOCI related to securities, net of tax (2)	12	(330)	(51)	(148)	8

Common stock prices:
High	37.03	39.47	41.90	41.70	40.17
Low	29.95	34.24	34.73	37.33	34.95
End of period	33.27	37.81	35.60	40.31	38.99

Banking offices	2,137	2,139	2,150	1,903	1,875
ATMs	3,185	3,181	3,361	3,077	3,026
FTEs (3)	35,748	36,059	35,002	32,598	32,109
(1) Amounts reported are unpaid principal balance.
(2) Includes the impact of the FDIC loss sharing agreements on the acquired securities.
(3) Represents a quarterly average.

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Efficiency and Fee Income Ratios (1)	2016	2015	2015	2015	2015
Efficiency Ratio - GAAP	59.8%	62.4%	64.1%	69.8%	60.7%
Effect of securities gains (losses), net	1.1	—	—	—	—
Effect of merger-related and restructuring charges, net	(0.9)	(1.9)	(3.1)	(1.1)	(0.5)
Effect of loss on sale of American Coastal	—	—	—	(0.8)	—
Effect of loss on early extinguishment of debt	—	—	—	(7.1)	—
Effect of FDIC loss share accounting	—	—	—	(0.1)	(0.1)
Effect of foreclosed property expense	(0.4)	(0.4)	(0.6)	(0.6)	(0.6)
Effect of amortization of intangibles	(1.3)	(1.3)	(1.2)	(0.9)	(1.0)
Efficiency Ratio - Reported	58.3	58.8	59.2	59.2	58.5
Fee Income Ratio - GAAP	39.3%	39.7%	39.7%	43.0%	42.5%
Effect of securities gains (losses), net	(1.1)	—	—	—	—
Effect of loss on sale of American Coastal	—	—	—	0.6	—
Effect of FDIC loss share accounting	2.4	2.1	2.4	2.7	3.3
Fee Income Ratio - Reported	40.6	41.8	42.1	46.3	45.8

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Return on Average Tangible Common Shareholders' Equity (2)	2016	2015	2015	2015	2015
Net income available to common shareholders	$527	$502	$492	$454	$488
Plus: Amortization of intangibles, net of tax	20	21	18	14	13
Tangible net income available to common shareholders	$547	$523	$510	$468	$501

Average common shareholders' equity	$25,076	$24,736	$23,957	$22,210	$21,883
Less: Average intangible assets	9,226	9,224	8,666	7,496	7,366
Average tangible common shareholders' equity	$15,850	$15,512	$15,291	$14,714	$14,517
Return on average tangible common shareholders' equity	13.87%	13.37%	13.23%	12.76%	14.00%
(1) BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

(2) BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.